Morgan Stanley Convertible Securities Trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2004 - September 30, 2004



 Security   Purcha  Size    Offeri    Total   Amount   % of    % of
Purchased    se/     of       ng     Amount     of    Offeri   Fund   Brokers
            Trade  Offeri    Price     of     Shares    ng      s
             Date    ng       of    Offering  Purcha  Purcha   Tota
                            Shares              sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
            5/3/04    -     $100.0  $600,000   1,200   0.20%   0.39    Morgan
                               0      ,000                      %    Stanley &
                                                                        Co.
 Imclone                                                             Incorporat
 Systems                                                              ed, UBS
Inc. 144A                                                            Securities
  1.375%                                                                LLC
 5/15/24





                                                                       Morgan
                                                                      Stanley,
                                                                      Goldman
                                                                      Sachs &
 Conseco    5/6/04 44,000   $18.25  $803,000  100,00   0.23%   0.61  Co., Banc
   Inc.             ,000              ,000       0              %    of America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                      Lazard,
                                                                       Advest
                                                                       Inc.,
                                                                       Keefe,
                                                                     Bruyette &
                                                                       Woods

                                                                       Morgan
                                                                      Stanley,
                                                                      Goldman,
 Genworth                                                             Sachs &
Financial   5/24/0    -     $25.00  $600,000  40,000   0.17%   0.32  Co., Banc
   Inc.       4                       ,000                      %    of America
                                                                     Securities
                                                                        LLC,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                     Citigroup,
                                                                     JPMorgan,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                       Lehman
                                                                      Brothers